Exhibit 99.2

STATE STREET CORPORATION
Earnings Release Addendum
September 30, 2014
Table of Contents

GAAP-Basis Financial Information	Page

Consolidated Financial Highlights	1

Consolidated Results of Operations - Quarters Ended September 30, 2014, June 30, 2014 and September 30, 2013 and Nine Months Ended September 30, 2014 and 2013	3

Consolidated Statement of Condition	4

Assets Under Custody and Administration	5

Assets Under Management	6

Operating-Basis (Non-GAAP) Financial Information

Reconciliations of Operating-Basis Financial Information - Quarters Ended September 30, 2014, June 30, 2014 and September 30, 2013	7

Reconciliations of Operating-Basis Financial Information - Nine Months Ended September 30, 2014 and 2013	10

Capital

Regulatory Capital - September 30, 2014 and June 30, 2014	13

Reconciliations of tangible common equity and tier 1 common capital ratios - September 30, 2014, June 30, 2014 and September 30, 2013	14

Reconciliations of tier 1 common ratios (standardized and advanced approaches) - September 30, 2014, June 30, 2014 and September 30, 2013	15

This financial information should be read in conjunction with State Street's earnings news release             dated October 24, 2014.

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters Ended			% Change
(Dollars in millions, except per share amounts or where otherwise noted)	September 30, 2014	June 30, 2014	September 30, 2013	Q3 2014 vs. Q2 2014	Q3 2014 vs. Q3 2013
Revenue:
Fee revenue	$2,012	$2,039	$1,883	(1)%	7%
Net interest revenue	570	561	546	2	4
Net gains from sales of available-for-sale securities	—	—	6
Net losses from other-than-temporary impairment	—	(2)	(10)
Total revenue	2,582	2,598	2,425	(1)	6
Provision for loan losses	2	2	—
Total expenses	1,892	1,850	1,722	2	10
Income before income tax expense	688	746	703	(8)	(2)
Income tax expense	128	124	163
Net income	560	622	540	(10)	4
Net income available to common shareholders	542	602	531
Diluted earnings per common share	1.26	1.38	1.17	(9)	8
Average diluted common shares outstanding (in thousands)	429,736	435,320	452,154
Cash dividends declared per common share	$.30	$.30	$.26
Closing price per share of common stock (as of quarter-end)	73.61	67.26	65.75
Ratios:
Return on average common equity	10.6%	11.9%	10.8%
Pre-tax operating margin	26.6	28.7	29.0
Net interest margin, fully taxable-equivalent basis	1.12	1.17	1.33
Total risk-based capital[1]	16.2	16.1	19.8
Tier 1 risk-based capital[1]	14.2	14.1	17.3
Tier 1 common risk-based capital[1,2]	12.7	12.8	15.5
Tier 1 leverage[1]	6.4	6.9	7.2
Tangible common equity[2]	6.6	7.0	6.8
At quarter-end:
Assets under custody and administration[3] (in trillions)	$28.47	$28.40	$26.03
Assets under management (in trillions)	2.42	2.48	2.24

1 Earlier this year, we announced that we had completed our Basel III qualification period. As a result, our regulatory capital ratios as of September 30, 2014 and June 30, 2014 presented in the table above have been calculated under the advanced approaches framework of the Basel III final rule. Regulatory capital ratios as of September 30, 2013 presented in the table above were calculated under Basel I, and accordingly are not directly comparable to such ratios as of September 30, 2014 and June 30, 2014. Refer to page 13 of this addendum for additional information about our regulatory capital ratios as of September 30, 2014 and June 30, 2014.
2 Tier 1 common ratio as of September 30, 2013 and tangible common equity ratios as of September 30, 2014, June 30, 2014 and September 30, 2013 are non-GAAP financial measures. Refer to accompanying reconciliations on page 14 for additional information.
3 Included assets under custody of $21.71 trillion, $21.69 trillion and $19.21 trillion as of September 30, 2014, June 30, 2014 and September 30, 2013, respectively.

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Nine Months Ended		% Change
(Dollars in millions, except per share amounts)	September 30, 2014	September 30, 2013	2014 vs. 2013
Revenue:
Fee revenue	$5,975	$5,711	5%
Net interest revenue	1,686	1,718	(2)
Net gains from sales of available-for-sale securities	15	11
Net losses from other-than-temporary impairment	(11)	(20)
Total revenue	7,665	7,420	3
Provision for loan losses	6	—
Total expenses	5,770	5,346	8
Income before income tax expense	1,889	2,074	(9)
Income tax expense	344	491
Net income	1,545	1,583	(2)
Net income available to common shareholders	1,500	1,557	(4)
Diluted earnings per common share	3.45	3.40	1
Average diluted common shares outstanding (in thousands)	434,510	458,392
Cash dividends declared per common share	$.86	$.78
Return on average common equity	10.0%	10.4%
Pre-tax operating margin	24.6	28.0
Net interest margin, fully taxable-equivalent basis	1.19	1.38

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters Ended			% Change		Nine Months Ended
(Dollars in millions, except per share amounts)	September 30, 2014	June 30, 2014	September 30, 2013	Q3 2014 vs. Q2 2014	Q3 2014 vs. Q3 2013	September 30, 2014	September 30, 2013	% Change
Fee revenue:
Servicing fees	$1,302	$1,288	$1,211	1%	8%	$3,828	$3,587	7%
Management fees	316	300	276	5	14	908	816	11
Trading services:
Foreign exchange trading	161	144	147	12	10	439	464	(5)
Brokerage and other fees	117	116	118	1	(1)	352	394	(11)
Total trading services	278	260	265	7	5	791	858	(8)
Securities finance	99	147	74	(33)	34	331	283	17
Processing fees and other	17	44	57	(61)	(70)	117	167	(30)
Total fee revenue	2,012	2,039	1,883	(1)	7	5,975	5,711	5
Net interest revenue:
Interest revenue	671	650	643	3	4	1,976	2,030	(3)
Interest expense	101	89	97	13	4	290	312	(7)
Net interest revenue	570	561	546	2	4	1,686	1,718	(2)
Gains (losses) related to investment securities, net:
Net gains from sales of available-for-sale securities	—	—	6			15	11
Losses from other-than-temporary impairment	—	—	(13)			(1)	(19)
Losses reclassified (from) to other comprehensive income	—	(2)	3			(10)	(1)
Gains (losses) related to investment securities, net	—	(2)	(4)			4	(9)
Total revenue	2,582	2,598	2,425	(1)	6	7,665	7,420	3
Provision for loan losses	2	2	—			6	—
Expenses:
Compensation and employee benefits	953	978	903	(3)	6	3,088	2,855	8
Information systems and communications	242	244	235	(1)	3	730	707	3
Transaction processing services	199	193	185	3	8	583	551	6
Occupancy	119	115	113	3	5	348	343	1
Acquisition and restructuring costs	20	28	30	(29)	(33)	81	74	9
Other	359	292	256	23	40	940	816	15
Total expenses	1,892	1,850	1,722	2	10	5,770	5,346	8
Income before income tax expense	688	746	703	(8)	(2)	1,889	2,074	(9)
Income tax expense	128	124	163			344	491
Net income	$560	$622	$540	(10)	4	$1,545	$1,583	(2)
Adjustments to net income:
Dividends on preferred stock	$(18)	$(19)	$(7)			$(43)	$(20)
Earnings allocated to participating securities	—	(1)	(2)			(2)	(6)
Net income available to common shareholders	$542	$602	$531			$1,500	$1,557
Earnings per common share:
Basic	$1.28	$1.41	$1.20	(9)	7	$3.52	$3.46	2
Diluted	1.26	1.38	1.17	(9)	8	3.45	3.40	1
Average common shares outstanding (in thousands):
Basic	421,974	427,824	442,860			426,775	449,742
Diluted	429,736	435,320	452,154			434,510	458,392

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED STATEMENT OF CONDITION

(Dollars in millions, except per share amounts)	September 30, 2014	December 31, 2013
Assets:
Cash and due from banks	$4,146	$3,220
Interest-bearing deposits with banks	86,946	64,257
Securities purchased under resale agreements	2,603	6,230
Trading account assets	1,033	843
Investment securities available for sale	96,552	99,174
Investment securities held to maturity (fair value of $18,865 and $17,560)	18,767	17,740
Loans and leases (less allowance for losses of $34 and $28)	18,364	13,458
Premises and equipment (net of accumulated depreciation of $4,538 and $4,417)	1,911	1,860
Accrued interest and fees receivable	2,318	2,123
Goodwill	5,899	6,036
Other intangible assets	2,121	2,360
Other assets	34,316	25,990
Total assets	$274,976	$243,291
Liabilities:
Deposits:
Noninterest-bearing	$66,134	$65,614
Interest-bearing -- U.S.	24,435	13,392
Interest-bearing -- Non-U.S.	117,399	103,262
Total deposits	207,968	182,268
Securities sold under repurchase agreements	9,385	7,953
Federal funds purchased	17	19
Other short-term borrowings	4,307	3,780
Accrued expenses and other liabilities	23,127	19,194
Long-term debt	9,016	9,699
Total liabilities	253,820	222,913
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series C, 5,000 shares issued and outstanding	491	491
Series D, 7,500 shares issued and outstanding	742	—
Common stock, $1 par, 750,000,000 shares authorized; 503,880,120 and 503,882,841 shares issued	504	504
Surplus	9,780	9,776
Retained earnings	14,531	13,395
Accumulated other comprehensive income gain (loss)	(107)	(95)
Treasury stock, at cost (83,948,535 and 69,754,255 shares)	(4,785)	(3,693)
Total shareholders' equity	21,156	20,378
Total liabilities and shareholders' equity	$274,976	$243,291

STATE STREET CORPORATION
Earnings Release Addendum
ASSETS UNDER CUSTODY AND ADMINISTRATION

	As of
(In billions)	September 30, 2014	June 30, 2014	September 30, 2013
Assets Under Custody and Administration
By Product Classification:
Mutual funds	$7,035	$7,122	$6,524
Collective funds	6,919	6,956	6,013
Pension products	5,780	5,613	5,446
Insurance and other products	8,731	8,709	8,050
Total Assets Under Custody and Administration	$28,465	$28,400	$26,033
By Financial Instrument:
Equities	$15,616	$15,607	$13,849
Fixed-income	9,298	9,255	8,894
Short-term and other investments	3,551	3,538	3,290
Total Assets Under Custody and Administration	$28,465	$28,400	$26,033
By Geographic Location[1]:
North America	$21,255	$21,199	$19,737
Europe/Middle East/Africa	5,869	5,923	5,219
Asia/Pacific	1,341	1,278	1,077
Total Assets Under Custody and Administration	$28,465	$28,400	$26,033
Assets Under Custody[2]
By Product Classification:
Mutual funds	$6,669	$6,812	$6,229
Collective funds	5,354	5,375	4,531
Pension products	5,188	4,985	4,385
Insurance and other products	4,496	4,515	4,061
Total Assets Under Custody	$21,707	$21,687	$19,206
By Geographic Location[1]:
North America	$16,813	$16,743	$15,029
Europe/Middle East/Africa	3,858	3,956	3,341
Asia/Pacific	1,036	988	836
Total Assets Under Custody	$21,707	$21,687	$19,206

[1] Geographic mix is based on the location at which the assets are serviced.
[2] Assets under custody are a component of assets under custody and administration presented above.

STATE STREET CORPORATION
Earnings Release Addendum
ASSETS UNDER MANAGEMENT[1]

	As of
(In billions)	September 30, 2014	June 30, 2014	September 30, 2013
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$40	$42	$41
Passive	1,371	1,390	1,228
Total Equity	1,411	1,432	1,269
Fixed-Income:
Active	16	16	17
Passive	322	336	314
Total Fixed-Income	338	352	331
Cash[2]	410	413	386
Multi-Asset-Class Solutions:
Active	34	34	23
Passive	104	116	105
Total Multi-Asset-Class Solutions	138	150	128
Alternative Investments[3]:
Active	17	18	14
Passive	107	115	113
Total Alternative Investments	124	133	127
Total Assets Under Management	$2,421	$2,480	$2,241

1 As of December 31, 2013, presentation was changed to align with reporting of core businesses. Amounts reported as of September 30, 2013 have been adjusted for comparative purposes.
[2] Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
[3] Includes real estate investment trusts, currency and commodities, including SPDR® Gold Fund for which State Street is not the investment manager, but acts as distribution agent.

Exchange-Traded Funds[4]
By Asset Class:
Alternative investments	$40	$43	$46
Cash	1	1	2
Equity	338	331	280
Fixed-income	37	38	32
Total Exchange-Traded Funds	$416	$413	$360

[4] Exchange-traded funds are a component of assets under management presented above.

Assets Under Management
By Geographic Location[5]:
North America	$1,502	$1,533	$1,388
Europe/Middle East/Africa	565	589	537
Asia/Pacific	354	358	316
Total Assets Under Management	$2,421	$2,480	$2,241

[5] Geographic mix is based on client location or fund management location.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION
     In addition to presenting State Street’s financial results in conformity with U.S. generally accepted accounting principles, referred to as GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations.

     Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of State Street's normal course of business, facilitates an investor's understanding and analysis of State Street's underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

     The accompanying earnings release presents financial information prepared on a GAAP as well as on an operating basis; accordingly, this earnings release addendum provides reconciliations of operating-basis financial measures. The following tables reconcile operating-basis financial information presented in the accompanying earnings release to financial information prepared and reported in conformity with GAAP.

	Quarters ended			% Change
(Dollars in millions, except per share amounts)	September 30, 2014	June 30, 2014	September 30, 2013	Q3 2014 vs. Q2 2014		Q3 2014 vs. Q3 2013
Total Revenue:
Total revenue, GAAP basis	$2,582	$2,598	$2,425	(0.6)%		6.5%
Adjustment to processing fees and other revenue (see below)	86	64	37
Adjustment to net interest revenue (see below)	43	42	35
Adjustment to net interest revenue (see below)	(33)	(28)	(28)
Total revenue, operating basis[1,2]	$2,678	$2,676	$2,469	0.07		8.46

Fee Revenue:
Total fee revenue, GAAP basis	$2,012	$2,039	$1,883	(1)		7
Tax-equivalent adjustment associated with tax-advantaged investments	86	64	37
Total fee revenue, operating basis	$2,098	$2,103	$1,920	—		9

Processing Fees and Other Revenue:
Total processing fees and other revenue, GAAP basis	$17	$44	$57	(61)		(70)
Tax-equivalent adjustment associated with tax-advantaged investments	86	64	37
Total processing fees and other revenue, operating basis	$103	$108	$94	(5)		10

Net Interest Revenue:
Net interest revenue, GAAP basis	$570	$561	$546	2		4
Tax-equivalent adjustment associated with tax-exempt investment securities	43	42	35
Discount accretion associated with former conduit securities	(33)	(28)	(28)
Net interest revenue, operating basis	$580	$575	$553	1		5
Net Interest Margin:
Net interest margin, fully taxable-equivalent basis[3]	1.12%	1.17%	1.33%	(5)	bps	(21)	bps
Effect of discount accretion	(.06)	(.05)	(.06)
Net interest margin, operating basis	1.06%	1.12%	1.27%	(6)		(21)

Expenses:
Total expenses, GAAP basis	$1,892	$1,850	$1,722	2.3%		9.9%
Severance costs associated with staffing realignment	2	(4)	—
Provisions for litigation exposure and other costs, net	(66)	—	(5)
Acquisition costs	(12)	(15)	(18)
Restructuring charges, net	(8)	(13)	(12)
Total expenses, operating basis[1,2]	$1,808	$1,818	$1,687	(0.55)		7.17
1 For the quarters ended September 30, 2014 and June 30, 2014, positive operating leverage in the quarter-over-quarter comparison was approximately 62 basis points, based on an increase in total operating-basis revenue of 0.07% and a decrease in total operating-basis expenses of 0.55%.
2 For the quarters ended September 30, 2014 and September 30, 2013, positive operating leverage in the year-over-year comparison was approximately 129 basis points, based on an increase in total operating-basis revenue of 8.46% and an increase in total operating-basis expenses of 7.17%.
3 For the quarters ended September 30, 2014, June 30, 2014 and September 30, 2013, fully taxable-equivalent net interest margin represented fully taxable-equivalent net interest revenue of $613 million, $603 million and $581 million, respectively (GAAP-basis net interest revenue of $570 million, $561 million, and $546 million plus tax-equivalent adjustments of $43 million, $42 million and $35 million, respectively), on an annualized basis, as a percentage of average total interest-earning assets for the quarters presented.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters Ended			% Change
(Dollars in millions, except per share amounts)	September 30, 2014	June 30, 2014	September 30, 2013	Q3 2014 vs. Q2 2014	Q3 2014 vs. Q3 2013
Compensation and Employee Benefits Expenses:
Total compensation and employee benefits expenses, GAAP basis	$953	$978	$903	(3)%	6%
Severance costs associated with staffing realignment	2	(4)	—
Total compensation and employee benefits expenses, operating basis	$955	$974	$903	(2)	6

Other Expenses:
Total other expenses, GAAP basis	$359	$292	$256	23	40
Provisions for litigation exposure and other costs, net	(66)	—	(5)
Total other expenses, operating basis	$293	$292	$251	—	17

Income Before Income Tax Expense:
Income before income tax expense, GAAP basis	$688	$746	$703	(8)	(2)
Net pre-tax effect of non-operating adjustments to revenue and expenses	180	110	79
Income before income tax expense, operating basis	$868	$856	$782	1	11
Pre-tax operating margin[4]:
Pre-tax operating margin, GAAP basis	26.6%	28.7%	29.0%
Net effect of non-operating adjustments	5.8	3.3	2.7
Pre-tax operating margin, operating basis	32.4%	32.0%	31.7%

Income Tax Expense:
Income tax expense, GAAP basis	$128	$124	$163
Aggregate tax-equivalent adjustments	129	106	72
Net tax effect of non-operating adjustments	12	3	1
Income tax expense, operating basis	$269	$233	$236

Effective Tax Rate:
Income before income tax expense, operating basis	$868	$856	$782
Income tax expense, operating basis	269	233	236
Effective tax rate, operating basis	31.0%	27.2%	30.2%

Net Income Available to Common Shareholders:
Net income available to common shareholders, GAAP basis	$542	$602	$531	(10)	2
Net after-tax effect of non-operating adjustments to processing fees and other revenue, net interest revenue, expenses and income tax expense	39	1	6
Net income available to common shareholders, operating basis	$581	$603	$537	(4)	8

4 Pre-tax operating margin for the quarters ended September 30, 2014, June 30, 2014 and September 30, 2013 was calculated by dividing income before income tax expense by total revenue.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters Ended			% Change
(Dollars in millions, except per share amounts)	September 30, 2014	June 30, 2014	September 30, 2013	Q3 2014 vs. Q2 2014		Q3 2014 vs. Q3 2013
Diluted Earnings per Common Share:
Diluted earnings per common share, GAAP basis	$1.26	$1.38	$1.17	(9)%		8%
Severance costs	—	.01	—
Provisions for litigation exposure and other costs, net	.12	—	.01
Acquisition costs	.02	.02	.03
Restructuring charges, net	.01	.02	.02
Effect on income tax rate of non-operating adjustments	(.01)	—	—
Discount accretion associated with former conduit securities	(.05)	(.04)	(.04)
Diluted earnings per common share, operating basis	$1.35	$1.39	$1.19	(3)		13

Return on Average Common Equity:
Return on average common equity, GAAP basis	10.6%	11.9%	10.8%	(130)	bps	(20)	bps
Provisions for litigation exposure and other costs, net	.9	—	.1
Acquisition costs	.2	.2	.3
Restructuring charges, net	.1	.1	.2
Discount accretion associated with former conduit securities	(.4)	(.3)	(.4)
Return on average common equity, operating basis	11.4%	11.9%	11.0%	(50)		40

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

	Nine Months Ended		% Change
(Dollars in millions, except per share amounts)	September 30, 2014	September 30, 2013	2014 vs. 2013
Total Revenue:
Total revenue, GAAP basis	$7,665	$7,420	3.3%
Adjustment to processing fees and other revenue (see below)	207	105
Adjustment to net interest revenue (see below)	129	100
Adjustment to net interest revenue (see below)	(88)	(106)
Total revenue, operating basis[1]	$7,913	$7,519	5.24

Fee Revenue:
Total fee revenue, GAAP basis	5,975	5,711	5
Tax-equivalent adjustment associated with tax-advantaged investments	207	105
Total fee revenue, operating basis	6,182	5,816	6

Processing Fees and Other Revenue:
Total processing fees and other revenue, GAAP basis	$117	$167	(30)
Tax-equivalent adjustment associated with tax-advantaged investments	207	105
Total processing fees and other revenue, operating basis	$324	$272	19

Net Interest Revenue:
Net interest revenue, GAAP basis	$1,686	$1,718	(2)
Tax-equivalent adjustment associated with tax-exempt investment securities	129	100
Discount accretion related to former conduit securities	(88)	(106)
Net interest revenue, operating basis	$1,727	$1,712	1
Net Interest Margin:
Net interest margin, fully taxable-equivalent basis[2]	1.19%	1.38%	(19)	bps
Effect of discount accretion	(.06)	(.08)
Net interest margin, operating basis	1.13%	1.30%	(17)

Expenses:
Total expenses, GAAP basis	$5,770	$5,346	7.9%
Severance costs associated with staffing realignment	(74)	—
Provisions for litigation exposure and other costs, net	(72)	(20)
Acquisition costs	(48)	(52)
Restructuring charges, net	(33)	(22)
Total expenses, operating basis[1]	$5,543	$5,252	5.54

1 For the nine months ended September 30, 2014 and September 30, 2013, negative operating leverage in the year-over-year comparison was approximately 30 basis points, based on an increase in total operating-basis revenue of 5.24% and an increase in total operating-basis expenses of 5.54%.
2 For the nine months ended September 30, 2014 and September 30, 2013, fully taxable-equivalent net interest margin represented fully taxable-equivalent net interest revenue of $1,815 million and $1,818 million, respectively (GAAP-basis net interest revenue of $1,686 million and $1,718 million plus tax-equivalent adjustments of $129 million and $100 million, respectively), on an annualized basis, as a percentage of average total interest-earning assets for the nine-month periods presented.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Nine Months Ended		% Change
(Dollars in millions, except per share amounts)	September 30, 2014	September 30, 2013	2014 vs. 2013
Compensation and Employee Benefits Expenses:
Total compensation and employee benefits expenses, GAAP basis	$3,088	$2,855	8%
Severance costs associated with staffing realignment	(74)	—
Total compensation and employee benefits expenses, operating basis	$3,014	$2,855	6

Other Expenses:
Total other expenses, GAAP basis	$940	$816	15
Provisions for litigation exposure and other costs, net	(72)	(20)
Total other expenses, operating basis	$868	$796	9

Income Before Income Tax Expense:
Income before income tax expense, GAAP basis	$1,889	$2,074	(9)
Net pre-tax effect of non-operating adjustments to revenue and expenses	475	193
Income before income tax expense, operating basis	$2,364	$2,267	4
Pre-tax operating margin[3]:
Pre-tax operating margin, GAAP basis	24.6%	28.0%
Net effect of non-operating adjustments	5.3	2.2
Pre-tax operating margin, operating basis	29.9%	30.2%

Income Tax Expense:
Income tax expense, GAAP basis	$344	$491
Aggregate tax-equivalent adjustments	336	205
Italian banking industry tax assessment	(11)	—
Net tax effect of non-operating adjustments	33	(6)
Income tax expense, operating basis	$702	$690

Effective Tax Rate:
Income before income tax expense, operating basis	$2,364	$2,267
Income tax expense, operating basis	702	690
Effective tax rate, operating basis	29.7%	30.4%

Net Income Available to Common Shareholders:
Net income available to common shareholders, GAAP basis	$1,500	$1,557	(4)
Net after-tax effect of non-operating adjustments to processing fees and other revenue, net interest revenue, expenses and income tax expense	117	(6)
Net income available to common shareholders, operating basis	$1,617	$1,551	4

3 Pre-tax operating margin for the nine months ended September 30, 2014 and September 30, 2013 was calculated by dividing income before income tax expense by total revenue.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Nine Months Ended		% Change
(Dollars in millions, except per share amounts)	September 30, 2014	September 30, 2013	2014 vs. 2013
Diluted Earnings per Common Share:
Diluted earnings per common share, GAAP basis	$3.45	$3.40	1%
Severance costs	.11	—
Provisions for litigation exposure and other costs, net	.12	.03
Acquisition costs	.07	.07
Restructuring charges, net	.05	.03
Effect on income tax rate of non-operating adjustments	.01	(.01)
Discount accretion related to former conduit securities	(.12)	(.14)
Italian banking industry tax assessment	.03	—
Diluted earnings per common share, operating basis	$3.72	$3.38	10

Return on Average Common Equity:
Return on average common equity, GAAP basis	10.0%	10.4%	(40)	bps
Severance costs	.3	—
Provisions for litigation exposure and other costs, net	.4	.1
Acquisition costs	.2	.2
Restructuring charges, net	.1	.1
Discount accretion related to former conduit securities	(.4)	(.4)
Italian banking industry tax assessment	.1	—
Return on average common equity, operating basis	10.7%	10.4%	30

STATE STREET CORPORATION
Earnings Release Addendum
REGULATORY CAPITAL
     The accompanying earnings release presents capital ratios in addition to, or adjusted from, those calculated in conformity with applicable regulatory requirements. These include capital ratios based on tangible common equity, as well as capital ratios adjusted to reflect our estimate of the impact of the relevant Basel III requirements, as specified in the July 2013 final rule issued by the Board of Governors of the Federal Reserve System, referred to as the Basel III final rule. These non-regulatory and adjusted capital measures are non-GAAP financial measures. Management currently calculates the non-GAAP capital ratios presented in the earnings release to aid in its understanding of State Street’s capital position under a variety of standards, including currently applicable and transitioning regulatory requirements. Management believes that the use of the non-GAAP capital ratios presented in the earnings release similarly aids in an investor's understanding of State Street's capital position and therefore is of interest to investors.

     The total risk-based capital, tier 1 risk-based capital, tier 1 common risk-based capital and tier 1 leverage ratios have each been calculated in conformity with applicable regulatory requirements as of the dates that each was first publicly disclosed. As of September 30, 2014 and June 30, 2014, the capital component, or numerator, of these ratios was calculated in conformity with the provisions of the Basel III final rule. As of September 30, 2014 and June 30, 2014, the total risk-weighted assets component, or denominator, used in the calculation of the total risk-based capital, tier 1 risk-based capital, and tier 1 common risk-based capital ratios were each calculated in conformity with the advanced approaches provisions of Basel III.

     The tangible common equity, or TCE, ratio is an additional capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. Reconciliations with respect to the calculation of the TCE ratios as of September 30, 2014, June 30, 2014 and September 30, 2013 are provided on page 14 of this earnings release addendum.

     The tier 1 common risk-based capital ratio is provided for in the Basel III final rule. The tier 1 common risk-based capital ratio was not previously required by Basel I. A reconciliation with respect to the tier 1 common risk-based capital ratio as of September 30, 2013 is provided on page 14 of this earnings release addendum.

The following table presents State Street's regulatory capital ratios and underlying components, calculated in conformity with applicable regulatory requirements as described above.

(Dollars in millions)	Basel III Advanced Approach September 30, 2014[1]	Basel III Transitional September 30, 2014[2]	Basel III Advanced Approach June 30, 2014[1]	Basel III Transitional June 30, 2014[2]
RATIOS:
Total risk-based capital	16.2%	19.1%	16.1%	20.2%
Tier 1 risk-based capital	14.2	16.7	14.1	17.7
Tier 1 common risk-based capital	12.7	15.0	12.8	16.0
Tier 1 leverage	6.4	6.4	6.9	6.9

SUPPORTING CALCULATIONS:
Total capital	$17,534	$17,534	$17,924	$17,924
Total risk-weighted assets	108,102	91,823	111,015	88,607
Total risk-based capital ratio	16.2%	19.1%	16.1%	20.2%

Tier 1 capital	$15,318	$15,318	$15,708	$15,708
Total risk-weighted assets	108,102	91,823	111,015	88,607
Tier 1 risk-based capital ratio	14.2%	16.7%	14.1%	17.7%

Tier 1 common capital	$13,781	$13,781	$14,165	$14,165
Total risk-weighted assets	108,102	91,823	111,015	88,607
Tier 1 common risk-based capital ratio	12.7%	15.0%	12.8%	16.0%

Tier 1 capital	$15,318	$15,318	$15,708	$15,708
Adjusted quarterly average assets	240,529	240,529	227,815	227,815
Tier 1 leverage ratio	6.4%	6.4%	6.9%	6.9%

1 Total capital, tier 1 capital, tier 1 common and tier 1 leverage ratios as of September 30, 2014 and June 30, 2014 were calculated in conformity with the advanced approaches provisions of the Basel III final rule.
2 Total capital, tier 1 capital, tier 1 common and tier 1 leverage ratios as of September 30, 2014 and June 30, 2014 were calculated in conformity with the transitional provisions of the Basel III final rule. Specifically, these ratios reflect total and tier 1 capital, as applicable (the numerator), calculated in conformity with the advanced approaches provisions of the Basel III final rule, and total risk-weighted assets or, with respect to the tier 1 leverage ratio, quarterly average assets (in both cases, the denominator), calculated in conformity with the provisions of Basel I.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF TANGIBLE COMMON EQUITY AND TIER 1 COMMON RATIOS

The following table presents the calculations of State Street's ratios of tangible common equity to total tangible assets and its ratio of tier 1 common capital to total risk-weighted assets.

(Dollars in millions)		September 30, 2014	June 30, 2014	September 30, 2013
Consolidated Total Assets		$274,976	$282,324	$217,180
Less:
Goodwill		5,899	6,037	6,006
Other intangible assets		2,121	2,247	2,396
Cash balances held at central banks in excess of required reserves		74,570	87,081	30,386
Adjusted assets		192,386	186,959	178,392
Plus related deferred tax liabilities		874	898	677
Total tangible assets	A	$193,260	$187,857	$179,069
Consolidated Total Common Shareholders' Equity		$19,923	$20,467	$19,940
Less:
Goodwill		5,899	6,037	6,006
Other intangible assets		2,121	2,247	2,396
Adjusted equity		11,903	12,183	11,538
Plus related deferred tax liabilities		874	898	677
Total tangible common equity	B	$12,777	$13,081	$12,215
Tangible common equity ratio	B/A	6.6%	7.0%	6.8%
Tier 1 Capital[1]				$13,911
Less:
Trust preferred capital securities				950
Preferred stock				490
Plus: Other				—
Tier 1 common capital	C			$12,471
Total Risk-Weighted Assets[1]	D			$80,362
Tier 1 common risk-based capital ratio	C/D			15.5%

1 As of September 30, 2013, tier 1 capital and total risk-weighted assets were calculated in conformity with the provisions of Basel I.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF TIER 1 COMMON RATIOS

     In July 2013, the Board of Governors of the Federal Reserve System issued a final rule intended to implement the Basel III framework in the U.S., referred to as the Basel III final rule. Provisions of the Basel III final rule become effective under a transition timetable which began on January 1, 2014. On February 21, 2014, we were notified by the Federal Reserve that we completed our parallel run period and would be required to begin using the advanced approaches provided in the Basel III final rule beginning with the second quarter of 2014. Pursuant to this notification, we began to use the advanced approaches to calculate and disclose our regulatory capital ratios beginning with the second quarter of 2014.

     Once the provisions of the Basel III final rule are fully implemented on January 1, 2015, the lower of our common equity tier 1, or tier 1 common, ratio calculated under the Basel III advanced approach, and our tier 1 common ratio calculated under the standardized approach, will be used by banking regulators in their assessment of our capital adequacy for regulatory purposes. In 2014, including the second quarter of 2014 and ending with the fourth quarter of 2014, the lower of our tier 1 common ratio calculated under the Basel III advanced approach, and our tier 1 common ratio using capital calculated under the provisions of the Basel III final rule (the numerator), and total risk-weighted assets calculated under the provisions of Basel I (the denominator), will be used by banking regulators in their assessment of our capital adequacy for regulatory purposes.

     The following tables reconcile our estimated tier 1 common ratios calculated in conformity with the Basel III final rule, as described, to our tier 1 common ratios calculated in conformity with applicable regulatory requirements as of the dates indicated.

As of September 30, 2014 (Dollars in millions)	Basel III Final Rule Advanced Approach[1]		Basel III Final Rule Standardized Approach (Estimated)[2]
Tier 1 Capital	$15,318		$15,318
Less:
Trust preferred capital securities	475		475
Preferred stock	1,233		1,233
Plus: Other	171		171
Tier 1 common capital	13,781	A	13,781
Total Risk-Weighted Assets	108,102	B	126,379
Tier 1 common risk-based capital ratio	12.7%	A/B	10.9%

[1] Tier 1 common ratio as of September 30, 2014 was calculated in conformity with the advanced approaches provisions of the Basel III final rule.
[2] Estimated tier 1 common ratio as of September 30, 2014 reflects capital calculated in conformity with the provisions of the Basel III final rule and total risk-weighted assets calculated in conformity with the standardized approach in the Basel III final rule. Under the standardized approach, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $18.28 billion as a result of applying the standardized provisions of the Basel III final rule to total risk-weighted assets of $108.10 billion as of September 30, 2014, calculated in conformity with the advanced approaches provisions of the Basel III final rule.

As of June 30, 2014 (Dollars in millions)	Basel III Final Rule Advanced Approach[3]		Basel III Final Rule Standardized Approach (Estimated)[4]
Tier 1 Capital	$15,708		$15,708
Less:
Trust preferred capital securities	475		475
Preferred stock	1,233		1,233
Plus: Other	165		165
Tier 1 common capital	14,165	C	14,165
Total Risk-Weighted Assets	111,015	D	125,575
Tier 1 common risk-based capital ratio	12.8%	C/D	11.3%

[3] Tier 1 common ratio as of June 30, 2014 was calculated in conformity with the advanced approaches provisions of the Basel III final rule.
[4] Estimated tier 1 common ratio as of June 30, 2014 reflects capital calculated in conformity with the provisions of the Basel III final rule and total risk-weighted assets calculated in conformity with the standardized approach in the Basel III final rule. Under the standardized approach, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $14.56 billion as a result of applying the standardized provisions of the Basel III final rule to total risk-weighted assets of $111.02 billion as of June 30, 2014, calculated in conformity with the advanced approaches provisions of the Basel III final rule.

As of September 30, 2013 (Dollars in millions)	Basel I5		Basel III Final Rule Standardized Approach (Estimated)[6]	Basel III Final Rule Advanced Approach (Estimated)[7]
Tier 1 Capital	$13,911		$13,199	$13,199
Less:
Trust preferred capital securities	950		475	475
Preferred stock	490		490	490
Plus: Other	—		56	56
Tier 1 common capital	12,471	E	12,290	12,290
Total Risk-Weighted Assets	80,362	F	120,454	108,954
Tier 1 common risk-based capital ratio	15.5%	E/F	10.2%	11.3%

[5] Tier 1 common ratio as of September 30, 2013 was calculated in conformity with the provisions of Basel I. Specifically, tier 1 common capital was calculated by dividing tier 1 capital, calculated in conformity with the provisions of Basel I, but after deducting non-common elements (qualifying perpetual preferred stock and qualifying trust preferred capital securities), resulting in tier 1 common capital, by total risk-weighted assets calculated in conformity with the provisions of Basel I.

[6] Estimated tier 1 common ratio as of September 30, 2013 reflects capital calculated as described in note 5 above, but with tier 1 capital calculated in conformity with the provisions of the Basel III final rule and estimated total risk-weighted assets calculated in conformity with the standardized approach in the Basel III final rule. Under the standardized approach, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $40.09 billion as a result of applying the standardized provisions of the Basel III final rule to total risk-weighted assets of $80.36 billion as of September 30, 2013, calculated in conformity with the provisions of Basel I.

[7] Estimated tier 1 common ratio as of September 30, 2013 reflects capital calculated as described in note 5 above, but with tier 1 capital calculated in conformity with the provisions of the Basel III final rule and estimated total risk-weighted assets calculated in conformity with the advanced approaches provisions of the Basel III final rule. Under the advanced approaches, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $28.59 billion as a result of applying the advanced approaches provisions of the Basel III final rule to total risk-weighted assets of $80.36 billion as of September 30, 2013, calculated in conformity with the provisions of Basel I.